EXHIBIT 10.3

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.	ANT76

AMENDMENT #3 TO EMG AUTHORIZED TECHNOLOGY PARTNER AGREEMENT# ANT76
By and between
ELECTRO RENT CORPORATION
And
KEYSIGHT TECHNOLOGIES, INC.
WITH AN EFFECTIVE DATE OF JUNE 1, 2014

EMG Authorized Technology Partner Agreement #ANT76 between Electro Rent Corporation (“Reseller”) and Keysight Technologies, Inc. (“Keysight”) is hereby amended as follows:
Section 11, [***] paragraph is deleted and replaced with the following:
Under Keysight’s [***], approved partners are eligible [***]. When Reseller sells to a Keysight [***], Reseller will receive [***] as described in the table below:

[***]	I	II	III	IV	Services
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Eligible Products and Services by Column:
Column I:    [***]
Column II:    [***]
Column III:    [***]
Column IV:    [***]
Services:    [***]

Notwithstanding the foregoing, Keysight reserves the right to determine which Products and Services [***]. Upon request by Keysight and for audit purposes only, Reseller will provide a copy of the Customer’s purchase order and [***]. Reseller has discretion to [***].

[***] - Confidential portions of this document denoted by [***] have been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.3

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.	ANT76

ALL OTHER TERMS AND CONDITIONS OF AGREEMENT #ANT76
REMAIN UNCHANGED AND ARE IN FULL FORCE AND EFFECT

Effective this 5th day of September, 2014

ELECTRO RENT CORPORATION	KEYSIGHT TECHNOLOGIES, INC.
/s/ Steve Markheim	/s/ Samantha Grazier
Authorized Signature	Authorized Signature
Steve Markheim	Samantha Grazier
Name	Name
President	Contracts Administration Manager
Title	Title
6060 Supelveda Blvd	9780 S Meridian Blvd
Van Nuys, CA 91411	Englewood, CO 80112
Address	Address
Sept 17, 2014
Date	Date

[***] - Confidential portions of this document denoted by [***] have been filed separately with the Securities and Exchange Commission.